                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement

       [ ] Confidential, for Use of the Commission only (as permitted by
                               Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

         [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              DCH TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies: N/A

      (2) Aggregate number of securities to which transaction applies: N/A

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

            (4) Proposed maximum aggregate value of transaction: N/A

                             (5) Total fee paid: N/A

               [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
 Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         (1) Amount Previously Paid: N/A

              (2) Form, Schedule or Registration Statement No.: N/A

                              (3) Filing Party: N/A

                               (4) Date Filed: N/A



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

                              DCH TECHNOLOGY, INC.
                             27811 AVENUE HOPKINS #6
                           VALENCIA, CALIFORNIA 91355

                                  May 18, 2001


Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of DCH Technology, Inc., which will be held at DCH's sensor manufacturing facility at 24832 Avenue Rockefeller, Santa Clarita, California 91355, on June 12, 2001, at 8:00 a.m. For directions to our Avenue Rockefeller facility, please call (661) 775-8120.

        Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

        If you do not plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

        We look forward to seeing you at the Annual Meeting.


                                        David P. Haberman
                                        Chairman of the Board of Directors

                                        John T. Donohue
                                        President and Chief Executive Officer

Valencia, California


--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

        In order to assure your representation at the meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

--------------------------------------------------------------------------------

                              DCH TECHNOLOGY, INC.
                             27811 AVENUE HOPKINS #6
                           VALENCIA, CALIFORNIA 91355


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2001

        The Annual Meeting of Stockholders (the "Annual Meeting") of DCH Technology, Inc., a Delaware corporation, will be held at our sensor manufacturing facility at 24832 Avenue Rockefeller, Santa Clarita, California 91355, on June 12, 2001, at 8:00 a.m. for the following purposes:

        1. To elect seven members of the Board of Directors for the term set forth in the accompanying Proxy Statement and until their successors have been elected and qualified;

        2. To ratify the 2001 Stock Option Plan;

        3. To ratify our selection of Moss Adams LLP as our independent auditors for the year ending December 31, 2001; and

        4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

        The items of business set forth above are more fully described in the Proxy Statement accompanying this Notice. Pursuant to our Bylaws, we have fixed the time and date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting as the close of business on April 15, 2001. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the Annual Meeting, notwithstanding any transfer of stock on our books thereafter.

        Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          David P. Haberman
                                          Chairman of the Board of Directors

                                          John T. Donohue
                                          President and Chief Executive Officer

Valencia, California
May 18, 2001

                              DCH TECHNOLOGY, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

        These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of DCH Technology, Inc., a Delaware corporation, for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 24832 Avenue Rockefeller, Santa Clarita, California 91355, on June 12, 2001, at 8:00 a.m. and any adjournments thereof. This proxy statement, our Annual Report for the year ended December 31, 2000 and the accompanying proxy card were first mailed to stockholders on or about May 18, 2000.

                               PURPOSE OF MEETING

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

        Our common stock is the only type of security entitled to vote at the Annual Meeting. On April 15, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 28,673,187 shares of common stock outstanding. Each stockholder of record on the record date is entitled to one vote for each share of common stock held by such stockholder on that date.

        A majority of the outstanding shares of common stock entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

        In the election of directors, the seven candidates receiving the highest number of affirmative votes will be elected. Proposals 2 and 3 each require the approval of the affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the Annual Meeting.

PROXIES

        Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by our Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1), FOR Proposals 2 and 3 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at our principal executive offices, located at 27811 Avenue Hopkins #6, Valencia, California

91355, before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

        We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that, they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers, or employees. Except as described above, we do not presently intend to solicit proxies other than by mail.

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

        The names of the seven persons who are nominees for director and their positions with us are set forth in the table below.

        Our Articles of Incorporation, as amended, and Bylaws provide that the number of directors shall be no less than three, the precise number to be determined from time to time by the Board of Directors. The Board of Directors is currently comprised of nine members. The directors to be elected at the Annual Meeting are to be elected to hold office until the next Annual Meeting of Stockholders or until the election of their respective successors. All proxies received by the Board of Directors will be voted for the election, as directors, of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

        The information set forth below is submitted with respect to the nominees to the Board of Directors for whom it is intended that proxies will be voted.

---------------------------------------------------------------------------------------------
NAME                              AGE   POSITION(S)
---------------------------------------------------------------------------------------------
David P. Haberman                 39    Chairman of the Board of Directors and Vice
                                        President, Technology and Planning
---------------------------------------------------------------------------------------------
David A. Walker                   43    Executive Vice President of Business Operations and
                                        Director
---------------------------------------------------------------------------------------------
Dr. Johan (Hans) A. Friedericy    71    Director
---------------------------------------------------------------------------------------------
Mark Lezell                       53    Director
---------------------------------------------------------------------------------------------
Daniel Teran                      47    Director
---------------------------------------------------------------------------------------------
Robert S. Walker                  58    Director
---------------------------------------------------------------------------------------------
Raymond N. Winkel                 71    Director
---------------------------------------------------------------------------------------------



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

BIOGRAPHICAL INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

        DAVID P. HABERMAN is the Chairman of our Board of Directors and has served in that capacity and as Vice President, Technology and Planning since co-founding DCH with David A. Walker in November 1994. Mr. Haberman served as an engineering consultant at CBOL Corporation between 1993 and 1994 and served in various technical capacities at the Astronautics Corporation of America from 1983 to 1993. He is an experienced applications engineer and has a background in the design and development of hardware. In addition, Mr. Haberman was elected to the Board of Directors of the National Hydrogen Association in April 1999 and previously served on that Board between 1996 and 1998. Since October 1998, Mr. Haberman has also served as a member of the Hydrogen Technical Advisory Panel, which reports to Congress on hydrogen-related issues. Mr. Haberman also serves as an American delegate to the International Standards Organization (ISO) on hydrogen safety.

        DAVID A. WALKER has served as Executive Vice President, Operations of DCH since April 1999. Prior to that, he served as Vice President, Operations of DCH since co-founding DCH with David P. Haberman in November 1994. From April 1999 to June 2000, he also served as President. In addition, he served on the Board of Directors from the inception of DCH through May 1997, and has served on the current Board since January 1999. Mr. Walker also worked as an independent management consultant for the Management Resource Group and the George S. May International Company between January 1990 and November 1994. Between 1981 and 1990, he served in various management capacities for Rockwell International. He is a member of the American Society for Quality, the American Management Association, a Certified Quality Auditor and Certified Management Consultant. Mr. Walker holds a B.S. degree in Business Administration from California Baptist College and a M.S. degree in Human Resource Management from Chapman University. Mr. Walker is no relation to Board Member Robert S. Walker.

        DR. JOHN (HANS) FRIEDERICY has been a member of our Board of Directors since April 2000 and was appointed Interim President and CEO in June 2000. Prior to joining DCH, Dr Friedericy held the position as Director of Research and Technology for Defense and Space at Honeywell International's Washington office, having served in this capacity since January 1989. Dr. Friedericy began his career with Honeywell International when he joined the Garrett Corporation, later AlliedSignal, in 1968. Over the years, Dr. Friedericy has been responsible for the technical and administrative direction of all phases of a 500-person engineering and laboratory department, including design, development, program management, sales and product support, as well as being responsible for technology planning and transfer. A graduate of the University of Illinois, he received his Ph.D. in Applied Mechanics from the University of Illinois in 1960. Dr. Friedericy has 30 publications and seven patents to his credit, and is a member of Sigma Xi and SAE and is currently listed in American Men of Science. Dr. Friedericy is a founding member of the National Hydrogen Association.

        MARK LEZELL has served as a member of our Board of Directors since November 2000. Mr. Lezell is a partner in the Washington, D.C. office of the law firm of Ropes & Gray. Since 1976, Mr. Lezell has been in private practice as an attorney, with a domestic and international business practice emphasizing assisting e-commerce and related high technology entities doing business in the United States. He has been involved in the planning, counseling, structuring and negotiating of a variety of emerging technologies and business ventures involving limited liability companies, partnerships, corporations and other entities. Mr. Lezell also has assisted clients in various transactions including initial financings, acquisitions, dispositions, financing workouts and joint ventures, and has represented issuers, underwriters and purchasers in public and private securities offerings. He obtained his undergraduate degree from Michigan State University (B.A. 1969), his law degree from American University -- Washington College of Law (J.D. 1973) and his Master of Laws degree in Taxation from Georgetown University School of Law in 1976. Mr. Lezell is the brother-in-law of David P. Haberman.

        DANIEL TERAN has served as a member of our Board of Directors since December 1997. Mr. Teran is a Certified Public Accountant licensed in the state of California and has had his own practice in the City of Los Alamitos in Orange County since July 1989. He offers services in accounting, systems setup and design and taxation. He also provides tax planning and tax return preparation for individuals and businesses, and represents clients in audits with the Internal Revenue Service and the California Franchise Tax Board. Prior to July 1989, he worked as Chief Financial Officer for the Stephen Hopkins Development Company (a shopping center developer) and as Controller for NRC Construction Company. He also served as an auditor for Seidman and Seidman (a large national public accounting firm). He is an active member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants, and has served on various committees within these professional organizations. He received a B.S. degree in Accounting from California State University at Long Beach.

        ROBERT S. WALKER has served as a member of our Board of Directors since January 1999. Mr. Walker has served as President of the Wexler Group, a Washington D.C.-based lobbying firm, since his retirement from Congress in 1997 where he had served as a representative from Pennsylvania since 1977. During his tenure in the House, he authored the Hydrogen Future Act of 1996 and served as Chairman of the House Science Committee. Also, he served as Vice Chairman of the Budget Committee, Chairman of the Republican Leadership, Chief Deputy Minority Whip, and a member of Speaker Newt Gingrich's six person Advisory Group. For many years, he was an active and influential member of the Republican majority in Congress. Mr. Walker also serves on the Board of Trustees of the Aerospace Corporation, the United States Space Science Foundation, and the Susquehana Center for Public Policy. He is also a member of the Advisory Board for the Imax Corporation. He is a fellow at Millersville University and Franklin and Marshall College, and serves as a regular academic lecturer. In addition, he continues to be a frequent guest on CNBC's "Hardball," PBS's "The Lehrer Newshour," and other C-SPAN, CNN, FOX and MSNBC programs. Mr. Walker began his career as a high school teacher and congressional aide. He received a B.S. degree in Education from Millersville University, an M.A. degree in Political Science from the University of Delaware and an Honorary Doctor of Laws from Franklin and Marshall College. Mr. Walker is no relation to DCH Vice President and Board member David
A. Walker.

        RAYMOND N. WINKEL, a retired US Navy Rear Admiral, has served as a member of our Board of Directors since December 1996. He served as Vice President of Programs for Astronautics Corporation of America in Milwaukee, Wisconsin from 1984 until his retirement in 1995. Prior to this, he was Vice President of the Telephonics Corporation between 1980 to 1983. However, the majority of his career was spent in the United States Navy, working his way up as one of the few enlisted men to ever reach flag Rank. Admiral Winkel joined the Navy in 1947, flew the four engine P4Y2 Privateer Anti-Submarine Warfare Aircraft during the Korean War and later served in several important capacities until joining the Naval Air Systems Command in Washington in 1971. Admiral Winkel has been awarded the Air Medal, the Naval Aviator's Gold Wings, the Legion of Merit, the Presidential Meritorious Service Medal, the Secretary of the Navy Commendation Medal, the Good Conduct Medal, the National Defense Service Medal (with the Bronze Star), the China Service Medal, the Korean Presidential Unit Citation Ribbon and a number of other medals and citations. Adm. Winkel earned a B.S. degree at Naval Post Graduate School in Monterey,


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

California, a M.S. degree from Villanova University, and graduated from the Advanced Management Program at Harvard University.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors met four times in 2000. No director attended less than 100% of the total number of all meetings of the Board and any committees of the Board on which he served, if any, during 2000.

        The Board of Directors currently has a Compensation Committee, an Audit Committee, a Legal Committee, a Public Policy Committee and a Technical Committee. The functions of each of these committees are described and the members of each are listed below.

        The Compensation Committee, which met two times in 2000, is chaired by David A. Walker. Daniel Teran and Robert S. Walker serve as the other Committee members. The Compensation Committee renders advice with respect to compensation matters and administers our equity and incentive compensation plans.

        The Audit Committee, which met three times in 2000, is chaired by Daniel Teran. Raymond N. Winkel and Robert S. Walker also serve as members of the Committee. The Audit Committee oversees our financial reporting processes and is responsible for reviewing our financial condition.

        Mark Lezell serves as the sole member of the Legal Committee. The Legal Committee is responsible for monitoring changes in the law that may be applicable to DCH, and for supervising the activities of our outside legal counsel.

        The Public Policy Committee is chaired by Robert S. Walker. David P. Haberman and Raymond N. Winkel serve as the other members of the Committee. The Public Policy Committee is responsible for monitoring and reporting on activity occurring in government relating to hydrogen and other matters that could affect us, our products and/or our marketing strategies.

        The Technical Committee is chaired by Raymond N. Winkel. David P. Haberman and Dr. John (Hans) Friedericy also serve as members of the Committee. The Technical Committee examines new and existing technologies and renders advice to us regarding potential products based on those technologies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee members are David A. Walker, Daniel Teran and Robert S. Walker. David A. Walker is our Executive Vice President, Operations and co-founder, and participated in the deliberations of our Board of Directors concerning executive compensation during the last fiscal year.

DIRECTOR COMPENSATION

        Compensation for members of the Board of Directors (regardless of whether such members are employees of DCH) is as follows:

For serving on the Board of Directors, $10,000 per year;



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

For each Board meeting, $2,000;
For chairing a committee, $2,000;
For serving on a committee, $2,000;
and For each working committee meeting, $2,000

        At our option, the above compensation, payable at the end of the year, may be paid in cash or in options to purchase shares of our common stock.

        In addition, each non-employee director receives reimbursement for the expenses that he incurs in traveling to meetings of the Board of Directors or any of its committees.

INDEMNIFICATION

        We indemnify our directors against all expenses and liabilities, including attorneys' fees, reasonably incurred by or imposed on our directors in connection with any proceeding to which they are made a party as a result of their having been a member of our Board of Directors. At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of DCH in which indemnification would be required or permitted, and we are not aware of any threatened litigation or proceeding which may result in a claim for indemnification by us.

STOCKHOLDER APPROVAL

        The seven director nominees that receive the highest number of affirmative votes shall be elected to our Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote FOR all seven nominees listed herein. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.

OTHER EXECUTIVE OFFICERS

        The names of, and certain information regarding, our executive officers who are not directors, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

        JOHN T. DONOHUE has served as our President and Chief Executive Officer since March 1, 2001. From 1999 to March 2001, Mr. Donohue served as President of the $1.2 billion Spirit Energy 76, Unocal Corporation's Lower 48 exploration and production business. During his tenure as President, Mr. Donohue exceeded financial and performance goals for the first time in the four year history of the business unit with pretax earnings exceeding $500 million in year 2000.

        Mr. Donohue joined Unocal Corporation in 1980 and subsequently held numerous management positions in Operations, Exploration, and Information Services. Of particular note, Mr. Donohue was named General Manager of the Louisiana Onshore Business Unit, a $110 million development and operations business based in Lafayette, LA in 1992. In 1995, he was appointed General Manager of the Alaska Oil and Gas Division, a $250 million Alaskan exploration and production operation. From 1996 until 1999, he served as Vice President of the Agriculture Products, a $650 million business consisting of oil and gas exploration and production in Alaska, fertilizer manufacturing in Alaska, Washington, and California, and international and domestic sales. In 1999, Mr. Donohue was appointed President of Unocal's Spirit Energy 76 Operations.

        Mr. Donohue is a Director of both the U.S. Oil and Gas Association and the National Ocean Industries Association. He served in the United States Air Force from 1970 to 1974. Mr. Donohue holds a MS degree in geophysics from the Rensselaer Polytechnic Institute in Troy, New York and a BS degree in physics from Siena College in Loudonville, New York.

        RONALD L. ILSLEY has served as our Chief Financial Officer since his appointment in August 2000. Mr. Ilsley joined DCH from his position of Chairman, Chief Financial Officer, and Director of Ceatech USA Inc., a successful, technology-based aquaculture company supplying food products to domestic and international markets. In this role he provided hands-on operating and financial leadership with responsibility for audits, shareholder relations, corporate finance, treasury, tax, accounting, management information systems, and risk management. Prior to this, he served as Vice President & Chief Financial Officer of Chemoil Corp., the largest independent integrated supplier of marine fuels in the U.S., with substantial international operations. His responsibilities have also included serving as Treasurer and Director of Finance for Santa Fe International Corporation, a multinational energy company; and as Senior Vice President & Manager, National Corporate Group, for the European American Bank.

        STEPHANIE L. HOFFMAN has served as Vice President and General Manager of our fuel cell division since her appointment in September 1999. From 1989 to 1999, Ms. Hoffman served as Director of Strategic Technology Planning, Manager and Program Planner for advanced product portfolios for the Cutler-Hammer division of Eaton Corporation, a leader in fuel cell technology development. During her employment with Eaton Corporation, Ms. Hoffman managed in-depth opportunity and risk assessments of fuel cell technologies, products and services and developed commercial business plans for fuel cell market entry. She is a member of the Society of Automotive Engineers, the Society for Competitive Intelligence Professionals and has served on the Steering Committee for Advanced Automotive Electrical/Electronic Systems with Daimler Chrysler, BMW, Ford, GM and Volvo. In 1980, Ms. Hoffman received her B.A. in General Studies from Luther College. Ms. Hoffman also holds a certificate of completion in General Business Management from Northwestern University's Kellogg School of Business and has attended executive business courses at the University of Chicago School of Business, the University of Michigan Business School and California Institute of Technology.

        STEVEN A. HUENEMEIER has served as Vice President and General Manager of our sensors division since his appointment in March of 2000. Prior to joining DCH in March 2000, Mr. Huenemeier was President of R.J. Lison Co., a regional distributor of industrial equipment from 1987 to 1999. Throughout his career, Mr. Huenemeier has held several top management positions in which he was responsible for establishing and overseeing business operations. Mr. Huenemeier holds a BA degree in Business Administration and also holds several network related certifications including Microsoft Certified Systems Engineer (MCSE), Microsoft Certified Professional (MCP)+ Internet, and CISCO Certified Network Associate (CCNA).



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

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 2

                     ADOPTION OF THE 2001 STOCK OPTION PLAN
--------------------------------------------------------------------------------

        The Board of Directors proposes that stockholders adopt the 2001 Stock Option Plan (the "Plan"), which was adopted by the Board of Directors effective January 1, 2001.

        We believe that our long-term success depends upon our ability to attract and retain qualified directors, officer, employees and consultants and to motivate their best efforts on our behalf. Thus, we believe that the Plan will be an important part of our compensation of directors, officers, employees and consultants.

        The Plan is set forth in full as Exhibit A to this Proxy Statement. The principal features of the Plan are summarized below, but the summary is qualified in its entirety by the full text of the Plan.

DESCRIPTION OF THE PLAN

        The purpose of the Plan is to enhance our profitability and stockholder value by enabling us to offer stock based incentives to employees, directors, consultants and affiliates. The Plan authorizes the grant of options to purchase shares of common stock to our employees, directors and consultants and our affiliates. Under the Plan, we may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 and non-qualified stock options. Incentive stock options may only be granted to our employees.

        Under the Plan the number of shares available for options is 5,000,000 shares of common stock.

        The Plan will be administered by the Compensation Committee of the Board. Subject to the provisions of the Plan, the Compensation Committee has the authority to determine which of our employees, directors and consultants will be awarded options and the terms of such awards, including the number of shares subject to such option, the fair market value of the common stock subject to options, the exercise price per share and other terms.

        Incentive stock options must have an exercise price equal to at least 100% of the fair market value of a share on the date of the award unless the grant is to a stockholder holding more than 10% of our voting stock, in which case the exercise price must be 110% of the fair market value on the date of grant. Generally, the options may not have a duration of more than ten years, or five years if the grant is to a stockholder holding more than 5% of our voting stock. Terms and conditions of awards are set forth in written agreements between us and the respective option holders. Awards under the Plan may not be made after the tenth anniversary of the date of its adoption but awards granted before that date may extend beyond that date.

        Under the Plan, if the employment of the holder of an incentive stock option is terminated for any reason other than as a result of the holder's death or disability or for "cause" as defined in



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

the Plan, the holder may exercise the option, to the extent exercisable on the date of termination of employment, until the earlier of the option's specified expiration date and 90 days after the date of termination. If an option holder dies or becomes disabled, both incentive and non-qualified stock options may generally be exercised, to the extent exercisable on the date of death or disability, by the option holder or the option holder's survivors until the earlier of the option's specified termination date and one year after the date of death or disability.

        As of April 30, 2001, no shares have been issued as the result of the exercise of options granted under the Plan. The exercise price and vesting schedules of options granted under the Plan will vary over time pursuant to various option agreements that we will enter into with the grantees of such options.

        We have not registered the Plan or the shares subject to issuance thereunder, pursuant to the Securities Act of 1933. Absent registration, such shares, when issued upon exercise of options, would be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. We may register the Plan and the shares subject to issuance thereunder in the future.

        Optionees have no rights as stockholders with respect to shares subject to options prior to the issuance of shares pursuant to the exercise thereof. Options issued to employees under the Plan, as amended, shall expire no later than ten years after the date of grant. An option becomes exercisable at such time and for such amounts as determined at the discretion of the Board of Directors or the Compensation Committee at the time of the grant of the option. An optionee may exercise a part of the option from the date that part first becomes exercisable until the option expires. The purchase price for shares to be issued to an employee upon his or her exercise of an option is determined by the Board of Directors or the Compensation Committee on the date the option is granted. The purchase price is payable in full in cash, by promissory note, by net exercise or by delivery of mature shares of our common stock when the option is exercised.

        The Plan provides for adjustment as to the number and kinds of shares covered by the outstanding options and the option price therefor to give effect to any stock dividend, stock split, stock combination or other reorganization of or by us.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE PLAN

        Options granted under the Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

        INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and generally no taxable income is recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years from the date of grant and more than one year from the date of exercise. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

        Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date (or the fair market date on the expiration date, if less) over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

        If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date (or the fair market value on the expiration date, if less) over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

        NON-QUALIFIED OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-qualified option which does not have a readily ascertainable fair market value and is not transferable. Options granted under the Plan do not have a readily ascertainable fair market value and are not transferable. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        If the shares acquired upon exercise of the non-qualified option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the purchase right lapses.

        We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

        We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options will remain deductible by us without limitation under Code Section 162(m).

STOCKHOLDER APPROVAL

        The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should stockholder approval not be obtained, the Plan will not be effective and the Board of Directors will consider alternative methods of issuing the options outside of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends that stockholders vote FOR adoption of the 2001 Stock Option Plan. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the 2001 Stock Option Plan.

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 3

                   RATIFICATION OF SELECTION OF MOSS ADAMS LLP
--------------------------------------------------------------------------------

        The Board of Directors, upon the recommendation of our Audit Committee, has appointed Moss Adams LLP to serve as our independent auditors for the year ending December 31, 2001, subject to the approval of our stockholders. Representatives of Moss Adams LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT FEES

        The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2000, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for that fiscal year, were $47,457, of which $4,200 were attributable to Moss Adams LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        Moss Adams LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

        The aggregate fees billed by Moss Adams LLP and the predecessor audit firm for services rendered to us, other than the services described above, for the year ended December 31, 2000, were $56,763. These fees generally include income tax preparation, income tax consultation, business acquisitions, accounting consultations and similar matters. We have been advised by Moss Adams LLP that neither the firm nor any member of the firm has any financial interest, direct or indirect, in any capacity in DCH or our subsidiaries.

STOCKHOLDER APPROVAL

        The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should stockholder approval not be obtained, the Board of Directors will reconsider the selection of Moss Adams LLP.

RECOMMENDATION OF BOARD OF DIRECTORS

        The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the selection of Moss Adams LLP as our independent auditors for 2001. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the ratification of the selection of Moss Adams LLP.

AUDIT COMMITTEE REPORT

        This section of our proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference and will not otherwise be deemed filed under such Acts.

        For the last few years, we have had an audit committee. Our 2001 Audit Committee is comprised of Daniel Teran (who also serves as Chairman of the Committee), Raymond N. Winkel and Robert S. Walker. All three members of the Audit Committee meet the independence and experience requirements of the American Stock Exchange. Our Audit Committee has followed the substance of the procedures recommended in the report of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the major securities markets, issued in February 1999, and the Audit Committee has also been advised by independent legal counsel in its role of overseeing financial reporting and internal control matters. The Audit Committee operates under a written charter adopted by our Board of Directors in March 2000. A copy of this charter is attached as Exhibit B to this proxy statement.

        Management has the primary responsibility for the financial reporting process, including the system of internal controls. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee recommends and our Board of Directors appoints our independent auditors.

        The Audit Committee has private sessions, at each of its meetings (whether in person or via teleconference), with our independent auditors, at which candid discussions of financial management, accounting and internal control issues take place. The Audit Committee has reviewed with our financial managers the selection of our independent auditors, overall audit scopes and plans, the results of audit examinations, evaluations by the independent auditors of our internal controls and the quality of our financial reporting. Management has reviewed the audited consolidated financial statements in our Annual Report on Form 10-KSB with the Audit Committee, including a discussion of the quality (not just the acceptability) of the accounting principles utilized, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements were prepared in accordance with generally accepted accounting principles.

        In its meetings with representatives of our independent auditors, the Audit Committee asks the auditors to address and discuss their responses to several questions that the Audit Committee believes are particularly relevant to its oversight. These questions include: Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements? Based on the auditors' experience and their knowledge of DCH, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements? Based on the auditors' experience and their knowledge of DCH, have we implemented internal controls that are appropriate for us? The Audit Committee believes that by focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

        The Audit Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Audit Committee under Statement of Auditing Standards No. 61 (communication with audit committees). Our independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who in their report expressed an opinion on the conformity of our annual financial statements with generally accepted accounting principles.

        Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that our Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

        Audit Committee

               Daniel Teran (Chairman)
               Raymond N. Winkel
               Robert S. Walker


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT


        The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 28, 2001, (i) by each director of DCH; (ii) by each person known by DCH to own beneficially more than five percent of our common stock; (iii) by the executive officers named in the Summary Compensation Table set forth in "Executive Compensation" and (iv) by all directors and executive officers of DCH as a group.

        Unless otherwise indicated in the footnotes to the table, the following individuals have sole vesting and sole investment control with respect to the shares they beneficially own. The address of all persons listed below is c/o DCH Technology, Inc. 27811 Avenue Hopkins, #6, Valencia, California 91355.

        The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after February 28, 2001. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of common stock listed as owned by such person. The total number of outstanding shares of common stock at February 28, 2001 is 27,864,596.

-------------------------------------------------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER   Amount And Nature Of
                                       Beneficial Ownership
EXECUTIVE OFFICERS AND DIRECTORS:              (1)           PERCENT OF CLASS
-------------------------------------------------------------------------------
David A. Walker                             1,083,738              3.89%
-------------------------------------------------------------------------------
David P. Haberman                           2,116,331              7.28%
-------------------------------------------------------------------------------
Dr. Johan (Hans) Friedericy                   35,077                 *
-------------------------------------------------------------------------------
Mark Lezell                                     -                    *
-------------------------------------------------------------------------------
Daniel Teran                                 169,422                 *
-------------------------------------------------------------------------------
Robert S. Walker                             142,928                 *
-------------------------------------------------------------------------------
Raymond N. Winkel                            248,540                 *
-------------------------------------------------------------------------------
All executive officers and Directors
as a group (10 persons)                     4,169,349              13.6%
-------------------------------------------------------------------------------

*       Less than one percent.

        The shares listed as owned by David A. Walker include 735,987 shares of common stock issuable to him pursuant to option exercisable on or within 60 days of February 28, 2001.

        The shares listed as owned by David P. Haberman include 1,205,000 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2001.

        The shares listed as owned by Dr. Johan (Hans) Friedericy include 35,077 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2001.

        The shares listed as owned by Daniel Teran include 149,422 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2001.

        The shares listed as owned by Robert S. Walker include 142,928 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2001.

        The shares listed as owned by Raymond N. Winkel include 66,715 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2001.

        The shares listed as owned by all executive officers and directors include an aggregate of 2,694,942 shares of common stock issuable to them pursuant to options exercisable on or within 60 days of February 28, 2001.

                             EXECUTIVE COMPENSATION

        The following table provides compensation information for the period indicated with respect to the persons who served as our Chief Executive Officers for the years ended December 31, 2000, 1999 and 1998, and all other executive officers of DCH receiving total salary and bonus in excess of $100,000 during the years ended December 31, 2000, 1999 and 1998 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------
                                ANNUAL COMPENSATION                     LONG TERM COMPENSATION
--------------------------------------------------------------------------------------------------
                                                     RESTRICTED         NUMBER OF SECURITIES
NAME AND                                                STOCK       UNDERLYING WARRANTS/ OPTIONS
PRINCIPAL POSITION  YEAR    SALARY ($)  BONUS ($)     AWARDS($)                 (#)
--------------------------------------------------------------------------------------------------

Dr. Johan (Hans)   2000              -           -               -                         35,077
Friedericy,
Chief Executive
Officer (1)
--------------------------------------------------------------------------------------------------
David A. Walker,   2000        218,615           -               -                              -
Vice President     1999          - (2)           -               -                              -
                   1998              -           -               -                        363,000
--------------------------------------------------------------------------------------------------
David Haberman     2000          7,692           -         167,500                              -
                   1999              -           -               -                              -
                   1998                                          -                        364,000
--------------------------------------------------------------------------------------------------
Dr. William L.     1999              -           -               -                        675,000
Firestone (3)      1998                          -               -                        393,000
--------------------------------------------------------------------------------------------------

(1)     Mr. Friedericy became our Chief Executive Officer in March 2000.

(2) Mr. Walker served as our Chief Executive Officer from April 1999 to March 2000. He received $10,563 during the year ended December 31, 1999 as reimbursement for automobile expenses.

(3)     Dr. Firestone resigned as our Chief Executive Officer in April 1999.

EMPLOYMENT AGREEMENTS

        We currently have employment agreements with each of David P. Haberman, David A. Walker and Dr. Johan (Hans) Friedericy, our Chairman and Vice President, Technology and Planning, Executive Vice President of Business Operations, and Chief Operating Officer, respectively. Each employment agreement commenced on January 1, 2001 and terminates on January 1, 2002. The agreements for Messrs. Haberman and Walker provide for an annual base salary of $350,000 and the equivalent of $162,500 per quarter payable in stock options in accordance with our existing stock option plan. Each of Messrs. Haberman's and Walker's employment agreements also provides for an incentive bonus equal to one percent of our adjusted annual net profits for the prior fiscal year, commencing with fiscal 2000. No bonus was earned for the year ended December 31, 2000. Dr. Friedericy's employment agreement provides for an annual base salary of $60,000 and the equivalent of $90,000 in non-qualified stock options; it further provides for additional equity compensation to be determined upon the achievement of certain quarterly financial milestones. None of these employment agreements provides for additional payments upon a change in control.

        Effective March 1, 2001, we entered into an employment agreement with John T. Donohue, our President and Chief Executive Officer. This employment agreement terminates on December 31, 2002, and provides for an annual base salary of $40,000 and the grant of options to purchase up to an aggregate of 2,500,000 shares of our common stock pursuant to the terms of a stock option agreement. This stock option agreement contains provisions for the vesting of the options based on certain performance criteria relating to the closing market price of our common stock. In addition, the employment agreement provides alternative vesting schedules for the options in the event that Mr. Donohue's employment is terminated due to a change in control or otherwise. The employment agreement defines a "change in control" as a change that would be required to be reported under certain provisions of the Securities Exchange Act of 1934.

FISCAL YEAR OPTION GRANTS

        In the year ended December 31, 2000, the only Named Executive Officer to receive a grant of stock options was Dr. Johan (Hans) Friedericy, our Chief Executive Officer, who received options to purchase an aggregate of 35,077 shares of common stock at exercise prices ranging from $1.50 per share to $5.81 per share. All of these options vested immediately upon grant. During this same year, we granted other officers, employees and consultants options to purchase an aggregate of 1,673,011 shares of our common stock.

FISCAL YEAR OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

        Shown below is information regarding options exercised by the Named Executive Officers during the year ended December 31, 2000, and unexercised stock options held by the Named Executive Officers at December 31, 2000.

                AGGREGATE OPTION EXERCISES IN 2000 AND YEAR END OPTION VALUES

----------------------------------------------------------------------------------------------
                   SHARES                                              VALUE OF UNEXERCISED
                  ACQUIRED                NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
                     ON       VALUE       OPTIONS AT YEAR END(#)          YEAR END($)(1)
                  EXERCISE   REALIZED   --------------------------  --------------------------
NAME                 (#)        ($)     Exercisable  Unexercisable  Exercisable  Unexercisable
----------------------------------------------------------------------------------------------
David A. Walker    152,013    170,160    1,197,987        -         1,497,484         -
----------------------------------------------------------------------------------------------
David Haberman     100,000   266,250     1,205,000        -         1,506.250         -
----------------------------------------------------------------------------------------------
Dr. Johan             -          -         35,077         -              -            -
(Hans)
Friedericy
----------------------------------------------------------------------------------------------

(1) Based on a per share fair market value of our common stock equal to $1.50 at December 31, 2000, the closing price for our common stock on that date as reported by various market makers for our common stock on the Amex Stock Market.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In the year ended December 31, 2000, we granted Dr. Johan (Hans) Friedericy, our Chief Executive Officer, options to purchase an aggregate of 35,077 shares of common stock at exercise prices ranging from $1.50 per share to $5.81 per share. All of these options vested immediately upon grant.

        In the year ended December 31, 2000, we also granted options to purchase shares of our common stock to certain of our officers and directors as consideration for services performed during 2000 and 1999. All of these options were fully vested on the date of grant, and are set forth below:

                              Options Granted
                              For Services in
                                Fiscal Year
                           --------------------
Name                        2000         1999        Exercise Price
----                       -------      -------      --------------
Ronald Ilsley               16,815           --      $3.04 - $4.51
Stephanie Hoffman           38,005           --      $3.04 - $6.10
Steven Huenemeier           39,318           --      $3.04 - $8.82
Dan Teran                    6,204       93,218      $0.72 - $5.67
William Firestone (1)           --       73,000      $0.75 - $0.92
Randall Firestone(1)        73,000           --      $0.75 - $0.92
Raymond Winkel                  --       66,750      $0.75 - $0.92
Robert Walker                   --      142,928      $0.75 - $5.67

------------------

(1)     William and Randall Firestone resigned as Board members in November
        2000.

        We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. We intend that all future transactions, including loans, between us and our officers, directors, principal stockholders and their affiliates will be approved by a majority of the board of directors, including a majority of the independent and disinterested directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT OF 1934

        Section 16(a) of the Securities and Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such officers, directors, and 10% stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.

        During 2000, David Haberman and William Firestone (a former Director of
DCH) did not timely file a Form 4. Subsequently, all required Form 4s were filed by the previously named individuals. In making the foregoing disclosure, we have relied solely on our review of copies of forms filed by such persons with the SEC.

                          STOCKHOLDER PROPOSALS FOR THE
                               2002 ANNUAL MEETING

        We welcome comments and suggestions from our stockholders. Here are the ways a stockholder may present a proposal for consideration by the other stockholders at our 2001 Annual Meeting:

        In our Proxy Statement: If a stockholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2002 Annual Meeting of Stockholders, we must receive the proposal in writing on or before 5 p.m., Pacific Standard Time, January 17, 2002.

        At the Annual Meeting: If a stockholder wishes to nominate a director or bring other business before the stockholders at the 2002 Annual Meeting, we must receive the stockholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our stockholders less than 70 days' notice of the date of our 2002 Annual Meeting. If we provide less than 70 days' notice, then we must receive the stockholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2002 Annual Meeting. The notice must contain the specific information required in our Bylaws. A copy of our Bylaws may be obtained by writing to our Secretary. If we receive a stockholder's proposal within the time periods required under our Bylaws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other stockholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

        Delivering a Separate Proxy Statement: We will not use our discretionary voting authority if a stockholder submits a proposal within the time period required under our Bylaws, and also provides us with a written statement that the stockholder intends to deliver his or her own proxy statement and form of proxy to our stockholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

        All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 27811 Avenue Hopkins, Valencia, California 91355 Attention: Secretary.

                                     VOTING

        Stockholders are urged immediately to complete, date and sign the enclosed proxy card and return it in the envelope provided, to which no postage need be affixed if mailed in the United States.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                        BY THE BOARD OF DIRECTORS

                                        David P. Haberman
                                        Chairman of the Board

                                        John T. Donohue
                                        President and Chief Executive Officer

                                   EXHIBIT A

                              DCH TECHNOLOGY, INC.

                             2001 STOCK OPTION PLAN


        1.     PURPOSES OF THE PLAN

        The purposes of this 2001 Stock Option Plan (the "Plan") of DCH Technology, Inc., a Delaware corporation (the "Company") are to:

        (i) Encourage selected officers, directors, key employees and consultants to improve operations and increase profits of the Company or its Affiliates;

        (ii) Encourage selected officers and key employees to accept or continue employment with the Company or its Affiliates; and

        (iii) Increase the interest of selected officers, directors, key employees and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company ("Common Stock").

        Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

        2.     ELIGIBLE PERSONS

        Every person who at the date of grant of an Option is a key employee of the Company or of any Affiliate (as defined below) (including employees who are also officers or directors of the Company or of any Affiliate) is eligible to receive NQOs or ISOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. Every person who is a director of or consultant to the Company or any Affiliate at the date of grant of an Option is eligible to receive NQOs under this Plan.

        3.     STOCK SUBJECT TO THIS PLAN

        Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock which may be granted pursuant to this Plan is five million (5,000,000) shares of Common Stock. The shares unexercised shall become available again for grants under the Plan.

        4.     ADMINISTRATION

        4.1 Option Committee. This Plan shall be administered by the Board of Directors of the Company (the "Board") or by the Compensation Committee or some other committee of at least two Board members, one of whom will serve as Chairman (hereinafter referred to as the "Committee Chairman"), to which administration of the Plan is delegated (in either case, the "Option Committee"). No member of the Option Committee shall be liable for any decision, action, or omission respecting the Plan, any options, or any option shares.

        4.2 Disinterested Administration. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

        4.3 Authority of the Option Committee. Subject to the other provisions of this Plan, the Options Committee shall have the authority, in its discretion:
(i) to grant Options; (ii) to determine the fair market of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted;
(iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Option Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

        4.4 Determinations Final. All questions of interpretation, implementation, and application of this Plan shall be determined by the Board or the Option Committee. Such determinations shall be final and binding on all persons.

        5.     GRANTING OF OPTIONS: OPTION AGREEMENT

        5.1 Ten-Year Term. No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

        5.2 Option Agreement. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of any Option.

        5.3 Designation as ISO or NQO. The agreement shall specify whether each Option it evidences is a NQO or an ISO. Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee at a rate in excess of $100,000 in any calendar year (under all plans of the Company), then unless otherwise provided in the stock option agreement or by the Option Committee, such Options shall be NQOs to the extent of the excess above $100,000. For purposes of this Section 5.3, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted.

        5.4 Grant to Prospective Employees. The Option Committee or the Committee Chairman may approve the grant of Options under this Plan to persons who are expected to become employees of the Company, but who are not employees at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the optionee is first treated as an employee for payroll purposes.

        6.     TERMS AND CONDITIONS OF OPTIONS

        Each Option granted under this Plan shall be designated as a NQO or an ISO. Each Option shall be subject to the terms and conditions set forth in
Section 6.1. NQOs shall be also subject to the terms and conditions set forth in
Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in
Section 6.2.

        6.1 Terms and Conditions to Which Options Are Subject. Options granted under this Plan shall, as provided in Section 6, be subject to the following terms and conditions:

               6.1.1 Changes in Capital Structure. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in (i) the number and class of shares of stock subject to this Plan and each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Option Committee in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

               6.1.2 Corporate Transactions. In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Option Committee may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to all optionees; (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Option Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this Section 6.1.2 may be taken without regard to any resulting tax consequence to the optionee.

               6.1.3 Time of Option Exercise. Except as necessary to satisfy the requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable at such times as are specified in the written stock option agreement relating to such Option: provided, however, that so long as the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six-month anniversary of the date of the Option grant, unless the Option Committee determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee. The Option Committee, in its absolute discretion, may later waive any limitations respecting the time at which an Option or any portion of an Option first becomes exercisable.

               6.1.4 Option Grant Date. Except as provided in Section 5.4 or as otherwise specified by the Option Committee, the date of grant of an Option under this Plan shall be the date as of which the Option Committee approves the grant.

               6.1.5 Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an ISO, to a qualified domestic relations order that effects a transfer of an ISO that is community property as part of a division of community property). During the life of the optionee, an Option shall be exercisable only by the optionee.

               6.1.6 Payment. Except as provided below, payment in full shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may be made in cash, by promissory note, by delivery to the Company of shares of Common Stock owned by the optionee (duly endorsed in favor of the Company or accompanied by a duly endorsed stock power), or by any other form of consideration and method of payment to the extent permitted under applicable law. Any shares delivered shall be valued as of the date of exercise of the Option in the manner set forth in Section 6.1.12. Optionees may not exercise Options by delivery of shares more frequently than at six-month intervals.

               6.1.7 Termination of Employment. Unless determined otherwise by the Option Committee in its absolute discretion to the extent not already expired or exercised, every Option granted under this Plan shall terminate at the earlier of (a) the Expiration Date (as defined in Section 6.1.12) or (b) three months after termination of employment with the Company or any Affiliate; provided, that an Option shall be exercisable after the date of termination of employment only to the extent exercisable on the date of termination; and provided further, that if termination of employment is due to the optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative, may at any time within one (1) year after the termination of employment (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination; and provided further that if termination of employment is due to the Optionee's death, the Optionee's estate or a legal representative thereof, may at any time within and including six (6) months after the date of death of Optionee (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company, shall not be deemed a termination of employment for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the Company or any Affiliate of the Company either as an employee, as a director, or as a consultant.

               6.1.8 Repurchase of Stock. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to purchase the shares acquired under the Option or impose other restrictions on the transfer of such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the option agreement evidencing the Option.

               6.1.9 Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable (as determined by the Company in its sole discretion) federal and state withholding taxes. The Option Committee may, in the exercise of its sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Option Committee deems appropriate. If authorized by the Option Committee in its sole discretion, and if the Option has been held for six months or more, an optionee may elect to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, provided that the election satisfies the following requirements:

                      (i) the election shall be irrevocable, shall be made at least six months before the Option exercise, and shall be subject to the disapproval of the Option Committee at any time before consummation of the Option exercise; or

                      (ii) the election shall be made in advance to take effect in a subsequent "window period" (as defined below) in which the Option is exercised, and the Option Committee shall approve the election when it is made or at any time thereafter up to consummation of the Option exercise; or

                      (iii) the election shall be made in a window period and the approval of the Option Committee shall be given after the election is made and within the same window period, and the Option exercise shall be consummated within such window period; or

                      (iv) shares or other previously owned securities shall be tendered (but stock shall not be withheld) at any time up to the consummation of the Option exercise (in which event, neither a prior irrevocable election nor window period timing shall be required).

        Notwithstanding the foregoing, clauses (ii) and (iii) shall not be available until the Company has been subject to the reporting requirements of the Securities Exchange Act of 1934 for at least one year.

        A "window period" is the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings and ending on the 12th business day following such date. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

               6.1.10 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not consistent with this Plan as may be determined by the Option Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

               6.1.11 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

                      (i) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sale was reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there is no sale for such date, then for the last preceding business day on which there was at least one sale), as reported in the Wall Street Journal.

                      (ii) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there is no quoted price for the date of grant, then for the last preceding business day on which there was a quoted price).

                      (iii) If the stock of the Company is as described in
Section 6.1.11(i) or (ii), but is restricted by law, contract, market conditions, or otherwise as to salability or transferability, its fair market value shall be as set forth in Section 6.1.11(i) or (ii), as appropriate, less, as determined by the Option Committee, an appropriate discount, based on the nature and terms of the restrictions.

                      (iv) In the absence of an established market for the stock, the fair market value thereof shall be determined by the Option Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

               6.1.12 Option Term. No Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as set forth in the option agreement (the end of the maximum exercise period stated in the option agreement is referred to in this Plan as the "Expiration Date"). No ISO granted to any person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company of any Affiliate ( a "Ten Percent Stockholder") shall be exercisable more than five years after the date of grant.

               6.1.13 Exercise Price. The exercise price of any Option granted to any Ten Percent Stockholder shall in no event be less than 110 percent of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

               6.1.14 Compliance with Securities Laws. The Company shall not be obligated to offer or sell any shares upon exercise of an Option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable state and local securities laws. The Company shall have no obligation to register the shares under the federal securities laws or take whatever other steps may be necessary to enable the shares to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Option shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Stock certificates evidencing shares acquired upon exercise of options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the option agreement evidencing the Option.

               6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following additional terms and conditions:

                      6.2.1 Exercise Price. Except as set forth in Section 6.1.13, the exercise price of a NQO shall not be less than 85 percent of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

               6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following additional terms and conditions:

                      6.3.1 Exercise Price. Except as set forth in Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

                      6.3.2 Disqualifying Dispositions. If stock acquired upon exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

        7.     MANNER OF EXERCISE

               7.1 Notice of Exercise. An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Option Committee, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option will be considered as the date such Option was exercised.

               7.2 Issuance of Certificates. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. Unless the Company specifies otherwise, an optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate. Subject to Section 6.1.1 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

        8.     EMPLOYMENT RELATIONSHIP

        Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

        9.     AMENDMENTS TO PLAN

        The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless shareholder approval is required to preserve incentive stock option treatment for tax purposes or the Board otherwise concludes that shareholder approval is advisable.

        10.    SHAREHOLDER APPROVAL; TERM

        The Board of Directors of the Company adopted this Plan as of January 1, 2001 and the Company's shareholders approved this Plan as of _________________. This Plan shall terminate ten years after initial adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.

                              DCH TECHNOLOGY, INC.

                             STOCK OPTION AGREEMENT
                                     [FORM]

        This DCH Technology, Inc. Stock Option Agreement (the "Agreement"), by and between DCH Technology, Inc., a Delaware corporation (the "Company"), and ____________ ("Optionee"), is made effective as of this _____ day of __________, 200_.

                                    RECITALS

        1. Pursuant to the DCH Technology, Inc. 2001 Stock Option Plan (the "Plan"), the Board of Directors of the Company (the "Board") has authorized the grant of an option to purchase common stock of the Company ("Common Stock") to Optionee, effective on the date indicated above, thereby allowing Optionee to acquire a proprietary interest in the Company in order that Optionee will have further incentive for continuing his or her employment by, and increasing his or her efforts on behalf of, the Company or an Affiliate of the Company.

        2. The Company desires to issue a stock option to Optionee and Optionee desires to accept such stock option on the terms and conditions set forth below.

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                                    AGREEMENT

        1. Option Grant. The Company hereby grants to the Optionee, as a separate incentive and not in lieu of any fees or other compensation for his or her services, an option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of _________________ (___________) shares of authorized but unissued shares of Common Stock, at the Purchase Price set forth in paragraph 2 of this Agreement.

        2. Purchase Price. The Purchase Price per share (the "Option Price") shall be $_________, which is not less than eighty five percent (85%) [or one hundred ten percent (110%)] of the fair market value per share of Common Stock on the date hereof. The Option Price shall be payable in the manner provided in paragraph 9 below.

        3. Adjustment. The number and class of shares specified in paragraph 1 above, and the Option Price, are subject to appropriate adjustment in the event of certain changes in the capital structure of the Company such as stock splits, recapitalizations and other events which alter the per share value of Common Stock or the rights of holders thereof. In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Company may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to the
Optionee: (a) accelerate any vesting schedule to which this option is subject;
(b) cancel this option upon payment to the Optionee in cash, to the extent this option is then exercisable, of any amount which, in the absolute discretion of the Company, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that the Optionee would have received if this option had been exercised before the effective time over the Option Price; (c) shorten the period during which this option is exercisable (provided that this option shall remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this option, or that the Company's obligations under this option be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this paragraph 3 may be taken without regard to any resulting tax consequence to the Optionee.

[OPTIONAL FOUR YEAR VESTING]

        4. Option Exercise. Commencing on the date one (1) year after the date of this Agreement the right to exercise this option will accrue as to one-fourth (1/4) of the number of shares subject to this option. Thereafter, the right to exercise the remainder of this option will accrue in twelve (12) equal quarterly installments. Shares entitled to be, but not, purchased as of any accrual date may be purchased at any subsequent time, subject to paragraphs 5 and 6 below. The number of shares which may be purchased as of any such anniversary date will be rounded up to the nearest whole number. No partial exercise of the option may be for an aggregate exercise price of less than One Hundred Dollars ($100). In order to exercise any part of this option, Optionee must agree to be bound by the Company's Shareholder Buy-Sell Agreement, if any, existing at the time of the exercise of this Option.

[OPTIONAL IMMEDIATE VESTING]

        4. Option Exercise. Commencing on the date of this Agreement, the right to exercise this option will accrue as to all of the shares subject to this option. Shares entitled to be, but not, purchased as of the accrual date may be purchased at any subsequent time, subject to paragraphs 5 and 6 below. No partial exercise of the option may be for an aggregate exercise price of less than One Hundred Dollars ($100). In order to exercise any part of this option, Optionee must agree to be bound by the Company's Shareholder Buy-Sell Agreement, if any, existing at the time of the exercise of this Option.

        5. Termination of Option. The right to exercise this option will lapse in four (4) equal installments of the number of shares subject to this option on each of the sixth, seventh, eighth, and ninth anniversaries of the effective date of this Agreement. Notwithstanding any other provision of this Agreement, this option may not be exercised after, and will completely expire on, the close of business on the date ten (10) years after the effective date of this Agreement, unless terminated sooner pursuant to paragraph 6 below.

        6. Termination of Employment. In the event of termination of Optionee's employment with the Company for any reason, this option will terminate three (3) months after the date of the termination of Optionee's employment, unless terminated earlier pursuant to paragraph 5 above. However, (i) if termination is due to the death of Optionee, the Optionee's estate or a legal representative thereof, may at any time within and including six (6) months after the date of death of Optionee, exercise the option to the extent it was exercisable at the date of termination; or (ii) if termination is due to Optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Internal Revenue
Code), Optionee may, at any time, within one (1) year following the date of this Agreement, exercise the option to the extent it was exercisable at the date of termination. If the Optionee or his or her legal representative fails to exercise the option within the time periods specified in this paragraph 6, the option shall expire. The Optionee or his or her legal representative may, on or before the close of business on the earlier of the date for exercise set forth in paragraph 5 or the dates specified in paragraph 4 above, exercise the option only to the extent Optionee could have exercised the option on the date of such termination of employment pursuant to paragraphs 4 and 5 above.

        7. Repurchase Option of Company. Pursuant to Section 6.1.8 of the Plan, in the event of termination of Optionee's employment with the Company for any reason, the Company shall have an option to repurchase ("Repurchase Option") any Common Stock owned by the Optionee or his or her heirs, legal representatives, successors or assigns at the time of termination, or acquired thereafter by any of them at any time, by way of an option granted hereunder. The Repurchase Option must be exercised, if at all, by the Company within ninety (90) days after the date of termination upon notice ("Repurchase Notice") to the Optionee or his or her heirs, legal representatives, successors or assigns, in conformance with paragraph 13 below. The purchase price to be paid for the shares subject to the Repurchase Option shall be One Hundred Fifteen Percent (115%) of their book value. For the purposes of this paragraph, the Company's book value shall be determined in accordance with generally accepted accounting principles applied on a basis consistent with those previously applied by the Company. The book value shall be fixed under this paragraph by the accountants of the Company and shall be computed as of the last day of the Company's fiscal quarter most recently preceding the Repurchase Notice. Any shares issued pursuant to an exercise of an option hereunder shall contain the following legend condition in addition to any other applicable legend condition:

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE PROVISIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

        8. Transferability. This option will be exercisable during Optionee's lifetime only by Optionee. Except as otherwise set forth in the Plan, this option will be non-transferable.

        9. Method of Exercise. Subject to paragraph 10 below, this option may be exercised by the person then entitled to do so as to any shares which may then be purchased by delivering to the Company an exercise notice in the form attached hereto as Exhibit A and:

               (a) full payment of the Option Price thereof (and the amount of any tax the Company is required by law to withhold by reason of such exercise) in the form of:

                      (i) cash or readily available funds; or

                      (ii) delivery of Optionee's promissory note (the "Note") substantially in the form attached hereto as Exhibit B in the amount of the aggregate Option Price of the exercised shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit C; or

                      (iii) a written request to Net Exercise, as defined in this paragraph 9(a)(iii). In lieu of exercising this Option via cash payment or promissory note, Optionee may elect to receive shares equal to the value of this Warrant (or portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of election to exercise by means of a Net Exercise in which event the Company shall issue to Optionee a number of shares of the Company computed using the following formula:

                             X =    Y (A-B)
                                    -------
                                       A

where X is the number of shares of stock to be issued to Optionee; Y is the number of shares purchasable under this Option; A is the fair market value of the stock determined in accordance with Section 6.1.12 of the Plan; and B is the Option Price as adjusted to the date of such calculation.

               (b) payment of any withholding or employment taxes, if any;

               (c) an executed Shareholders Buy-Sell Agreement, if any, binding the Company's shareholders and restricting the transfer of their shares, executed appropriately by the Optionee and his or her spouse, if any.

The Company will issue a certificate representing the shares so purchased within a reasonable time after its receipt of such notice of exercise, payment of the Option Price and withholding or employment taxes, and execution of any existing Shareholders Buy-Sell Agreement, with appropriate certificate legends.

        10. Securities Laws. The issuance of shares of Common Stock upon the exercise of the option will be subject to compliance by the Company and the person exercising the option with all applicable requirements of federal and state securities and other laws relating thereto. No person may exercise the option at any time when, in the opinion of counsel to the Company, such exercise is not permitted under applicable federal or state securities laws. Nothing herein will be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of this option.

        11. No Rights as Shareholder. Neither Optionee nor any person claiming under or through Optionee will be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the option, unless and until this option is properly and lawfully exercised.

        12. No Right to Continued Employment. Nothing in this Agreement will be construed as granting Optionee any right to continued employment. EXCEPT AS THE COMPANY AND OPTIONEE WILL HAVE OTHERWISE AGREED IN WRITING, OPTIONEE'S EMPLOYMENT WILL BE TERMINABLE BY THE COMPANY, AT WILL, WITH OR WITHOUT CAUSE FOR ANY REASON OR NO REASON. Except as otherwise provided in the Plan, the Board in its sole discretion will determine whether any leave of absence or interruption in service (including an interruption during military service) will be deemed a termination of employment for the purpose of this Agreement.

        13. Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its Secretary, at its executive offices, or at such other address as the Company may hereafter designate in writing. Any notice to be given to Optionee will be in writing and delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to Optionee at the address set forth beneath Optionee's signature in writing. Any such notice will be deemed to have been duly given where deposited in a United States post office in compliance with the foregoing.

        14. Non-Transferrable. Except as otherwise provided in the Plan or in this Agreement, the option herein granted and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise). Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option will immediately become null and void.

        15. Successor. Subject to the limitation on the transferability of the option contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties hereto.

        16. California Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

        17. Type of Option. The option granted in this Agreement:

        [ ] Is intended to be an Incentive Stock Option ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        [ ]    Is a non-qualified Option and is not intended to be an ISO.

        18. Plan Provisions Incorporated by Reference. A copy of the Plan is attached hereto as Exhibit "A" and incorporated herein by this reference. In the case of conflict between any provision in this Agreement and any provision in the Plan or a Shareholder Buy-Sell Agreement, if any, the terms of this Agreement shall prevail. In the case of conflict between any provision in the Plan and a provision in a Shareholders Buy-Sell Agreement, if any, the terms of the Plan shall prevail.

        19. Term. Capitalized terms used herein, except as otherwise indicated, shall have the same meaning as those terms have under the Plan.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

COMPANY:                                     DCH TECHNOLOGY, INC.


                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------

OPTIONEE:

                                             -----------------------------------
                                             (Optionee)

                                             Address:
                                                     ---------------------------

                                             -----------------------------------

                                    EXHIBIT B

                             AUDIT COMMITTEE CHARTER


DCH Technology, Inc. (the "Company") presents the following charter for the Audit Committee of the Board of Directors.

ORGANIZATION

This Charter governs the operations of the Audit Committee. The Committee shall review and assess the Charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company.

AUDIT COMMITTEE MEMBERSHIP ELIGIBILITY REQUIREMENTS

Committee membership eligibility requirements include the following. Members of the Audit Committee:

- shall have no relationship that may interfere with the exercise of their independence from management and the Company;

- shall have not been employed by the Company or any of its affiliates in the current or past three years;

- shall not have accepted compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year (except for Board service, retirement plan benefits or non-discretionary compensation);

- shall not have an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

- shall not have been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is greater, in any of the past three years;

- shall not have been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee; and

- shall be financially literate (i.e., able to read and understand financial statements).

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibilities to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate matters brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain the outside counsel and other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

- The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the required written disclosures. Annually, the Committee shall review the Company's independent auditors and report the findings of its review to the Board.

- The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audit. Also, the Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

- The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting principles.

- The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting principles.

This Charter is adopted by the Audit Committee this 29th day of March, 2000.

Daniel Teran
Audit Committee Chairman

Approved by unanimous vote of the Board of Directors on March 29, 2000.

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              DCH TECHNOLOGY, INC.

                                 JUNE 12, 2001

                         ------------------------------

                           PROXY VOTING INSTRUCTIONS
                         ------------------------------
VOTING BY MAIL

    Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.
                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------

[X]  PLEASE MARK YOUR VOTES AS IN THE EXAMPLE TO THE LEFT USING DARK INK ONLY.

                                        FOR    AGAINST  ABSTAIN
1. Election of Directors
  Nominees:                             [ ]      [ ]      [ ]    David P. Haberman
                                        [ ]      [ ]      [ ]    David A. Walker
                                        [ ]      [ ]      [ ]    Dr. Johan (Hans) Friedericy
                                        [ ]      [ ]      [ ]    Mark Lezell
                                        [ ]      [ ]      [ ]    Daniel Teran
                                        [ ]      [ ]      [ ]    Robert S. Walker
                                        [ ]      [ ]      [ ]    Raymond N. Winkel

2. Proposal to ratify the 2001 Stock Option Plan:

             [ ]            [ ]            [ ]

3. Proposal to ratify selection of Moss Adams LLP as DCH's independent auditors:

             [ ]            [ ]            [ ]

                                                       Date: -------------------

                                                       -------------------------
                                                       Signature(s)

                                                       Note: Please sign exactly
                                                       as name appears hereon.
                                                       Joint owners should each
                                                       sign. When signing as
                                                       attorney, executor,
                                                       administrator, trustee or
                                                       guardian, please give
                                                       full title as such. If a
                                                       corporation, partnership
                                                       or other entity, please
                                                       sign in full entity name
                                                       by authorized person.